Pilgrim America
                                     Funds


                                 Masters Series
                                 ______________

                             Pilgrim America Masters
                            Asia-Pacific Equity Fund

                             Pilgrim America Masters
                               MidCap Value Fund

                             Pilgrim America Masters
                               LargeCap Value Fund


                                 Annual Report
                                 June 30, 1997

                                Pilgrim America
                                     Funds

                                 Masters Series
                                 ______________

                                 Annual Report
                                 June 30, 1997

                               Table of Contents

Chairman's Message ........................................................    4
Portfolio Manager's Reports:
        Pilgrim America Masters Asia-Pacific Equity Fund ..................    5
        Pilgrim America Masters MidCap Value Fund .........................   11
        Pilgrim America Masters LargeCap Value Fund .......................   15
Report of Independent Auditors ............................................   19
Statements of Assets and Liabilities ......................................   20
Statements of Operations ..................................................   21
Statements of Changes in Net Assets .......................................   22
Financial Highlights ......................................................   23
Notes to Financial Statements .............................................   26
Portfolios of Investments:
        Pilgrim America Masters Asia-Pacific Equity Fund ..................   32
        Pilgrim America Masters MidCap Value Fund .........................   39
        Pilgrim America Masters LargeCap Value Fund .......................   42
Tax Information ...........................................................   46

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                         Pilgrim America Masters Series

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CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Annual Report for Pilgrim America Masters Series of Funds ("Masters Series") which consists of Pilgrim America Masters Asia-Pacific Equity Fund, Pilgrim America Masters MidCap Value Fund and Pilgrim America Masters LargeCap Value Fund. In the following pages, the portfolio manager for each Fund of the Masters Series discusses the results of operations for the fiscal year ended June 30, 1997, as well as the markets and factors which have affected each of the Funds during this period.

The Masters Series is designed to give investors access to private money managers who typically manage similar portfolios primarily for high net worth individuals and institutional investors. Each money manager has extensive knowledge and proven experience in their specialized market segments.

The Masters Series commenced operations on September 1, 1995. Pilgrim America Masters Asia-Pacific Equity Fund invests primarily in the equity securities of companies based in the Asia-Pacific Region. Pilgrim America Masters MidCap Value Fund invests primarily in equity securities of companies that have a market capitalization between $200 million and $5 billion. Pilgrim America Masters LargeCap Value Fund invests primarily in equity securities of companies that have a market capitalization in excess of $5 billion.

At Pilgrim America, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim America prides itself on providing a family of core investments to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.

Thank you for selecting Pilgrim America Masters Series. We appreciate the confidence you have placed with us in serving your investment needs.

Sincerely,


/s/ Robert W. Stallings
Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim America Group, Inc.
August 20, 1997

                             Pilgrim America Funds

                Pilgrim America Masters Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report the results of operations for Pilgrim America Masters Asia-Pacific Equity Fund ("the Fund"), for the year ended June 30, 1997.

For the twelve months, the Fund earned a total return of 5.78%(1) compared to 2.82% for the Morgan Stanley Capital International All Countries Far East Free ex-Japan Index (the "MSCI"), a measure of the performance of Far East markets excluding Japan. During the same time, the Fund's net assets increased from $42.6 million to $73.8 million.

General Economic Environment

With one or two notable exceptions, the region has continued to suffer from a combination of negative cyclical and structural factors. The cyclical factors include decelerating growth and earnings led by very weak exports. This has also resulted in persistent trade deficits and, as a consequence, high real interest rates in spite of an improving inflation environment. Structural problems have also been evident in some countries such as Thailand and Korea. Within the region, Hong Kong benefited from a soft landing in China and an improved property market. The macro-economic outlook for Taiwan is generally positive as evidenced by strong industrial production and rising imports, which will be beneficial for corporate earnings growth. The Hong Kong and Taiwan equity markets led the region as the other countries continued to deal with rising local interest rates, declining profit growth, current account deficits and rising political uncertainty.

Specific Equity Market Conditions

The table below summarizes the total returns of the countries in which the Fund invests. The MSCI Country Indices are unmanaged, market capitalization - weighted indices representing a broadly diversified mix of publicly traded companies listed on the principal stock exchange of each respective country. The indices are calculated by Morgan Stanley Capital International on a total return basis for the period indicated, including the effects of any dividend or distributions.

                                                   Total Return
                Country                          7/1/96 - 6/30/97
                -------                          ----------------
                Hong Kong                             +29.63%
                Malaysia                               -4.48%
                Singapore                             -10.94%
                Thailand                              -59.07%
                Indonesia                             +16.74%

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                Pilgrim America Masters Asia-Pacific Equity Fund

                                                   Total Return
                Country                          7/1/96 - 6/30/97
                -------                          ----------------
                Philippines                           -13.75%
                South Korea                           -19.18%
                Taiwan                                +30.05%
                China                                 +35.49%

As previously mentioned, Hong Kong benefited from a subdued inflationary environment and strength in the residential property sector. In addition, an improvement in China's economic condition fueled investors' interest in "China concept" stocks. The political overhang attributed to the handover of sovereignty was removed with the election of a pro-business Chief Executive for the future Special Administrative Zone. In the run-up to the reunification of Hong Kong with China, widespread positive sentiment was evident as witnessed by the surge in the "red chips" (Mainland Chinese companies listed in Hong Kong) and the high turnover volume.

The equity risk premium is rising in Malaysia. Although Malaysia continued to experience economic slowing, improvements were seen in the trade balance as exports staged a moderate recovery. Investors took caution of the market as concerns that the recent guidelines set by Bank Negara to limit lending to property and stock purchases could hurt corporate earnings. Sentiment was also affected by the financial crisis in Thailand which triggered a sharp rise in domestic interest rates as the Malaysian central bank joined other regional banks to fend off currency speculators. The economic slowing in Singapore was more than anticipated as electrical products companies saw a fall in industrial production for the first time since 1992. Further, property prices may continue to depreciate some but most of that news has already been priced. The new guidelines in the allocation of public housing between first-timers and upgraders to reduce the waiting period continued to influence sentiment. Additionally, the financial crisis in Thailand resulted in some selling pressure on banking stocks as investors were worried about Singapore banks' exposure to Thailand as the latter's financial crisis escalated.

Economic statistics in Thailand continued to show a slowing economy with little improvements in exports. This reduced expectations for a needed cut in interest rates to jump start economic growth. The deteriorating economic environment prompted Moody's to place Thailand's sovereign rating and a number of Thai banks under review, while Standard & Poor's downgraded Thai Farmers Bank's and Siam Commercial Bank's ratings. These moves prompted the Bank of Thailand to increase provisioning requirements for banks and finance companies and to establish a $3.87 (US) billion property bail-out scheme. Huge speculative attacks were made against Thailand's currency, the baht, with the government imposing capital controls and restricting access to the baht. Subsequently, early July saw the Thai authorities change to a managed float of the baht, which prompted much renewed interest in the market on higher

                             Pilgrim America Funds
                                       6
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                Pilgrim America Masters Asia-Pacific Equity Fund

volumes. Indonesia experienced some of the highest earnings growth in the region and is expected to show continued growth through 1997. Additionally, fears of a tighter monetary policy were reduced on subdued inflation. These two factors led to increased investor interest in Indonesia. In addition, Indonesia also experienced significant liquidity as additional mutual funds were mobilized into the system. Similar to Singapore, the Philippines also suffered from a slowdown in electrical component exports as well as disappointing bank earnings. This led to profit-taking by investors. Concerns that the Philippines would suffer a Thai-style crisis also continued to influence market sentiment. As the Thai financial crisis escalated, the Philippine central bank raised overnight borrowing rates to defend the Peso which caused pressure on the index.

Earnings in Korea were impacted by inventory build-up in semi-conductors, steel and autos. Sentiment was also impacted by cross border tensions with the North. The proposed controversial labor bill which would give employers the right to lay off employees prompted labor unions across the country to begin an indefinite strike. In addition, bankruptcy rumors continue to plague the market as concerns over banks and other companies prompted investigations by the Bank of Korea, which subsequently injected funds into the market to increase liquidity. Finally, Taiwan continued to show signs of an economic slowdown in GDP, domestic investment, M2 growth and unemployment. Against this backdrop was the inclusion by MSCI of Taiwan in the Combined Far East Free (excluding Japan) Index, which resulted in a flow of funds into Taiwan stocks during the second half of 1996. However, in the first half of 1997, the market experienced a strong liquidity-driven rally as optimistic comments by the U.S. Securities and Exchange Commission, the proposal of new market liberalization measures and the announcements of privatization plans all helped to boost sentiment. Expectations of a stronger economy in 1997, low bank deposit rates and the upward revisions of corporate earnings further supported the rally.

Pilgrim America Masters Asia-Pacific Equity Fund

Our strategy for most of the twelve-month period was to overweight Hong Kong and Indonesia. This proved to help the Fund's performance as Hong Kong and Indonesia led the region's markets. The key for the next twelve months will be when to take profits in the Hong Kong market, and re-deploy funds to the rest of the region. At present, the dynamics of a bull market in Hong Kong are intact. Optimism remains high regarding prospects for the on-going integration of Hong Kong into China, and Hong Kong's role as "financier" of China's move towards a privatized economy. Whilst some excesses, in terms of property valuations, are building, we are reluctant to reduce Hong Kong's exposure until more compelling opportunities are evident elsewhere. The present trend towards weaker currencies in Southeast Asia, together with a bottoming in export performance is, perhaps, providing the background for a switch out of Hong Kong later in the year.

                             Pilgrim America Funds

                Pilgrim America Masters Asia-Pacific Equity Fund

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares of the Fund without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems, Inc., PO Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your investment needs.

Sincerely,

HSBC Asset Management Americas, Inc.
HSBC Asset Management Hong Kong Limited

See footnotes on page 10.

                             Pilgrim America Funds
                                       8
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                Pilgrim America Masters Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
COMPARISON OF A $10,000 INVESTMENT
JUNE 30, 1997
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in Pilgrim America Masters Asia-Pacific Equity Fund (the "Fund") and the MSCI Far East ex-Japan
(Free) Index (the "MSCI").

Based on a $10,000 initial investment, the graph below illustrates the total return of the Fund against the MSCI. Note that the MSCI has inherent performance advantages over any fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charges in all cases.

                         Growth of a $10,000 Investment

                                                    9/1/95    6/30/96    6/30/97
                                                    ------    -------    -------
MSCI Far East ex-Japan (Free) Index                $10,000    $11,385    $11,707
Pilgrim America Asia-Pacific Equity Fund           $ 9,425    $ 9,780    $10,345

All returns assume reinvestment of all dividends and distributions.


                        SEC Average Annual Total Returns
                               as of June 30, 1997
               --------------------------------------------------

                                             1 Year            Inception*
                                             ------            ----------
Pilgrim America
    Asia-Pacific Equity Fund Class A         -0.29%              1.87%

MSCI Far East ex-Japan
    (Free) Index                              2.82%              8.99%

September 1, 1995 (commencement of operations).
                            See Footnotes on page 10

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                Pilgrim America Masters Asia-Pacific Equity Fund

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Average annual total returns including the Class A maximum sales charge and assuming reinvestment of all dividends and distributions for the year ended June 30, 1997 and from September 1, 1995 (commencement of operations) to June 30, 1997 were -0.29% and 1.87%, respectively.

     Performance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance. Total returns for Class B and M shares, excluding the applicable sales charges for the year ended June 30, 1997 were 5.04% and 5.26%, respectively. Average annual total returns excluding the applicable sales charges and assuming reinvestment of all dividends and distributions for the period from September 1, 1995 (commencement of operations) to June 30, 1997, were 4.50% and 4.69%, respectively.

     Total returns for Class B and M shares including the applicable contingent deferred sales charge of 5.00% (Class B Shares only) or the maximum sales charge of 3.50% (Class M shares only) for the year ended June 30, 1997 were 0.00% and 1.61%, respectively. Average annual total returns including the applicable sales charges for the period from September 1, 1995 (commencement of operations) to June 30, 1997, were 2.38% and 2.69%, respectively.

     All returns figures reflect a partial waiver of fees for the periods stated. Without such a waiver, returns would have been lower.

     Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed may be worth more or less than their original cost.

     This letter contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

     The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                             Pilgrim America Funds

                    Pilgrim America Masters MidCap Value Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report the results of operations for Pilgrim America Masters MidCap Value Fund (the "Fund") for the year ended June 30, 1997.

For the twelve months, the Fund earned a total return of 23.89%(1) compared to 22.96% the Russell MidCap(tm) Index.

                             SECOND QUARTER REVIEW
                           "The race is on . . . . . "

As with a well tuned racing car, all cylinders are firing at the same time to sustain a bull market in stocks. The economy is growing at a steady pace; inflation is actually declining; interest rates remain low and the Federal Reserve continues to pursue a stable money policy; unemployment is dipping below 5% for the first time in many years; the recent tax reductions; even the mutterings of Japan's Hashimoto and Alan Greenspan cannot talk the market down from record high levels. It is no wonder that money flows into equity funds continue to test managers' ability to put these assets to work. For the time being, we are willing to ride this wave with the majority of managers. To use the analogy above, however, even a good race car has to pull off the track for some adjustments; history tells us that highly positive trends can be the genesis of their own undoing. For instance, low unemployment implies a tight labor market which can be an early harbinger of inflationary pressures; or, valuations, particularly for large company stocks, reach levels that cannot be justified by potential earnings growth and the first signs of a profit slowdown generates a selling wave; or, the pace of money flows into mutual funds abates with any market correction that lasts more than a few days. The point is that any number of unforeseen surprises could set off a chain reaction that would upset the "race" and turn unbridled enthusiasm into cautious optimism then skittishness and finally outright fear of losing money.

While we suspect the above chain reaction will not occur, we have to be sensitive to its possibility in our day to day processing of investment candidates. Our value approach should work towards protecting portfolios in a market decline, but our tolerance for "paying up" for companies undergoing change is being regularly tested. Corporate America continues to restructure at a rapid pace, but valuations of these companies are being inexorably dragged to higher levels by the general market.

                             Pilgrim America Funds
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                    Pilgrim America Masters MidCap Value Fund

Nevertheless, during the quarter ended June 30, 1997 we have made new purchases in stocks that reflect well our interest in companies undergoing change with compelling value. Mapco Inc., for instance, (formerly Mid-American Pipeline Company) is an energy company which has sold several businesses in the past year in order to expand its operations in natural gas liquids and propane gas, and is also repurchasing shares. Newmont Mining Corp. has been added to provide exposure in the gold mining industry which is currently very much out of favor; Newmont acquired Santa Fe Gold in late 1996 which positions the combined company as the second largest gold miner in the world and will result in substantial cost savings. Likewise, Fort Howard Corp. is merging with James River resulting in the second largest tissue manufacturer after Kimberly Clark. Again, savings derived from the combination will be significant as the two companies are very complementary to each other. In each case, we feel these investments have minimal downside risk but whose potential has not been recognized in the marketplace.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares of the Fund without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems, Inc., PO Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your investment needs.

Sincerely,

CRAMER ROSENTHAL MCGLYNN, INC.

See Footnotes on page 14

                             Pilgrim America Funds

                    Pilgrim America Masters MidCap Value Fund

--------------------------------------------------------------------------------
COMPARISON OF A $10,000 INVESTMENT
JUNE 30, 1997
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in Pilgrim America Masters MidCap Value Fund (the "Fund") and the Russell MidCap(tm) Index (the "Russell Index").

Based on a $10,000 initial investment, the graph below illustrates the total return of the Fund against the Russell Index. Note that the Russell Index has inherent performance advantages over any fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charges in all cases.

                         Growth of a $10,000 Investment

                                                    9/1/95    6/30/96    6/30/97
                                                    ------    -------    -------
Russell MidCap(tm) Index                           $10,000    $11,506    $14,148
Pilgrim America MidCap Value Fund Class A          $ 9,425    $11,355    $14,068

All returns assume reinvestment of all dividends and distributions.


                        SEC Average Annual Total Returns
                               as of June 30, 1997
               --------------------------------------------------

                                             1 Year            Inception*
                                             ------            ----------
Pilgrim America MidCap Value Fund Class A     16.78%             20.50%

Russell MidCap(tm) Index                      22.96%             20.88%

September 1, 1995 (commencement of operations).

                            See Footnotes on page 14

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                    Pilgrim America Masters MidCap Value Fund

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Average annual total returns including the maximum sales charge and assuming reinvestment of all dividends and distributions for the year ended June 30, 1997 and from September 1, 1995 (commencement of operations) to June 30, 1997 was 16.78% and 20.50%, respectively.

     Performance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance. Total returns for Class B and M shares, excluding the applicable sales charges and assuming reinvestment of all dividends and distributions for the year ended June 30, 1997 were 22.95% and from 23.21%, respectively. Average annual total returns excluding the applicable sales charges and assuming reinvestment of all dividends and distributions for the period from September 1, 1995 (commencement of operations) to June 30, 1997 were 23.57% and 23.72%, respectively.

     Total returns for Class B and M shares including the applicable contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.50% (Class M shares only) for the year ended June 30, 1997 were 17.90% and 18.92%, respectively. Average annual total returns including the applicable sales charges for the period from September 1, 1995 (commencement of operations) to June 30, 1997 were 21.72% and 21.35%, respectively.

     All return figures reflect a partial waiver of fees for the periods stated. Without such a waiver, returns would have been lower.

(2) The Russell MidCap(tm) Index is a broad based measure of the performance of MidCap stocks.

     Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed may be worth more or less than their original cost.

     This letter contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

     The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                             Pilgrim America Funds

                    Pilgrim America Masters LargeCap Value Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report the results of operations for Pilgrim America Masters LargeCap Value Fund (the "Fund") for the year ended June 30, 1997.

For the twelve months, the Fund earned a total return of 23.24%(1) compared to 34.70% for the Standard & Poor's 500 Index (the "S&P 500").(2)

ECONOMIC ENVIRONMENT AND EQUITY MARKET CONDITIONS

Despite higher valuations going into 1997, equity prices have continued their march to new highs finishing the second quarter with a strong upward move led by high P/E growth stocks such as Coca- Cola and Microsoft. We stated previously that interest rates would be a key influence on stock prices in 1997 and this has been correct as long rates, after an initial increase in January, declined through mid-February, allowing the stock market to reach new highs. In March through late-April, interest rates increased and then finally decreased again into late June. This caused the stock market to rally to new all-time highs.

Earnings were also a key positive influence on equity prices in the first half of 1997. Corporations have reported net results which were better than expectations and most strategists have increased their yearly earnings estimates for the S&P 500. This has contributed to the increase in stock prices in 1997.

The above factors along with overwhelming confidence exhibited by the general public in the current economic situation has led investors to bid stock prices up to valuation levels not seen since the early 1960's. Growth stocks have led the way to higher equity prices.

LARGECAP VALUE FUND

Your fund, while underperforming the S&P 500 in the first half of 1997, produced an attractive return relative to inflation, long bonds and other value funds. In a market led by high P/E growth stocks, it is always difficult for a value fund to keep pace -- the current market is no exception. As an example, if we look at the largest 50 stocks in the S&P 500, we see that three quarters of the highest P/E stocks accounted for the highest returns in the S&P Top 50 through May 1997.

We seek to construct portfolios with stocks that are selling at a discount to the overall market when looking at forward years estimated earnings. This means we are not going to own issues that sell at significant

                             Pilgrim America Funds

                    Pilgrim America Masters LargeCap Value Fund

premiums to the market valuation on initial purchase. This allows us to defend values in a down market. However, given our valuation discipline, outperformance in a strong growth stock market is difficult to achieve.

Our underweighting in Consumer Staple, Health Care and certain Technology issues contributed to our relative underperformance for the first half of 1997. Currently we have above average exposure to certain Basic Material issues such as DuPont (E.I.) DeNemours & Co., James River Corp. of Virginia and Aluminum Company of America; Consumer Cyclical issues including Ford Motor Co., May Department Stores Co. and Sears, Roebuck and Co.; and Transportation issues, including Burlington Northern S.F. and CSX Corp. We continue to have solid exposure to Financial and Energy issues.

We believe these stocks offer great value in an over-valued market and we expect these and our other issues to increase in value over time.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems, Inc., PO Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your investment needs.

Sincerely,

ARK ASSET MANAGEMENT COMPANY, INC.

See Footnotes on page 18

                             Pilgrim America Funds

                    Pilgrim America Masters LargeCap Value Fund

--------------------------------------------------------------------------------
COMPARISON OF A $10,000 INVESTMENT
June 30, 1997
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in Pilgrim America Masters LargeCap Value Fund (the "Fund") and the Standard & Poor's 500 Index (the "S&P 500").
Based on a $10,000 initial investment, the graph below illustrates the total return of the Fund against the S&P 500. Note that the S&P 500 has inherent performance advantages over any fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest in an index. The Fund's performance reflected below assumes the deduction of the Class A maximum sales charge in all cases.

                         Growth of a $10,000 Investment

                                                    9/1/95    6/30/96    6/30/97
                                                    ------    -------    -------
Pilgrim America LargeCap Value Fund Class A        $10,000    $11,269    $13,888
S&P 500 Index                                      $ 9,425    $12,166    $16,446

All returns assume reinvestment of all dividends and distributions.

                        SEC Average Annual Total Returns
                              as of June 30, 1997
                        --------------------------------

                                                  1 Year         Inception*
                                                  ------         ---------

Pilgrim America LargeCap Value Fund Class A       16.14%           19.66%

S&P 500 Index                                     34.70%           31.24%

*September 1, 1995 (commencement of operations).

                           See Footnotes on page 18.

                             Pilgrim America Funds

                    Pilgrim America Masters LargeCap Value Fund

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

(1) Excluding the Class A maximum sales charge of 5.75% and assuming reinvestment of all dividends and distributions. Total return including of the maximum sales charge and assuming reinvestment of all dividends and distributions for the year ended June 30, 1997 and from September 1, 1995 (commencement of operations) to June 30, 1997 was 16.14% and 19.66%, respectively.

     Performance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance. Total returns for Class B and M shares, excluding the applicable sales charges and assuming reinvestment of all dividends and distributions for the year ended June 30, 1997 were 22.23% and 22.58%, respectively. Average annual total returns excluding the applicable sales charges and assuming reinvestment of all dividends and distributions for the period from September 1, 1995 (commencement of operations) to June 30, 1997 were 22.64% and 22.95%, respectively.

     Total returns for Class B and M shares including the applicable contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.50% (Class M shares only) for the year ended June 30, 1997 were 17.23% and 18.25%, respectively. Average annual total returns including the applicable sales charges for the period from September 1, 1995 (commencement of operations) to June 30, 1997 were 20.78% and 20.60%, respectively.

     All return figures reflect a partial waiver of fees for the period stated. Without such a waiver, returns would have been lower.

(2) The S&P 500 is an unmanaged index of 500 common stocks and is a generally accepted measure of stock market performance.

     Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed may be worth more or less than their original cost.

     This letter contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

     The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                             Pilgrim America Funds
                                       18

                        Pilgrim America Masters Series

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Pilgrim America Masters Series, Inc:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pilgrim America Masters Asia-Pacific Equity Fund, Pilgrim America Masters MidCap Value Fund and Pilgrim America Masters LargeCap Value Fund (the three funds comprising Pilgrim America Masters Series, Inc.), as of June 30, 1997, and the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for the year ended June 30, 1997 and the period from September 1, 1995 (commencement of operations) to June 30, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising Pilgrim America Masters Series, Inc. as of June 30, 1997, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year ended June 30, 1997 and the period from September 1, 1995 to June 30, 1996, in conformity with generally accepted accounting principles.



                                     KPMG PEAT MARWICK LLP


Los Angeles, California
August 1, 1997

                         Pilgrim America Masters Series
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
As of June 30, 1997
--------------------------------------------------------------------------------

                                                                         Asia-Pacific         MidCap            LargeCap
                                                                            Equity             Value              Value
                                                                             Fund              Fund               Fund
                                                                        -------------      ------------       ------------
ASSETS:
Investments in securities at market value (cost $64,343,405,
 $ 42,439,445 and $23,558,068, respectively)                            $ 69,994,175       $ 47,987,102       $ 26,337,966
Short-term securities at amortized cost                                    3,015,000            840,000            770,000
Foreign currency (cost $403,014)                                             402,897               --                 --
Cash                                                                            --               13,265             11,173
Receivables:
  Fund shares sold                                                         1,004,231            443,184             81,725
  Dividends and interest                                                     164,555             64,285             45,614
  Due from affiliate                                                          39,828             14,700             26,319
  Investment securities sold                                                 301,219          1,190,821            212,161
Prepaid expenses                                                              18,968             11,153              8,521
Deferred organization expenses                                                82,542             82,542             82,542
                                                                        ------------       ------------       ------------
                    Total Assets                                          75,023,415         50,647,052         27,576,021
                                                                        ------------       ------------       ------------
LIABILITIES:
Investment securities purchased                                              464,120          1,579,339            241,597
Payable for fund shares redeemed                                             351,933            416,376             13,246
Payable to custodian                                                         246,376               --                 --
Payable to affiliate                                                           4,000                988                714
Other accrued expenses and liabilities                                       147,735             29,338             29,465
                                                                        ------------       ------------       ------------
                    Total Liabilities                                      1,214,164          2,026,041            285,022
                                                                        ------------       ------------       ------------
NET ASSETS                                                              $ 73,809,251       $ 48,621,011       $ 27,290,999
                                                                        ============       ============       ============
Net Assets consist of:
  Paid-in capital                                                       $ 70,391,026       $ 42,169,206       $ 23,043,531
  Undistributed (overdistributed) net investment income                      (49,943)          (120,796)             3,755
  Accumulated net realized gains (losses) on investments and
   foreign currency transactions                                          (2,172,447)         1,024,944          1,463,815
  Net unrealized appreciation of investments and other
   assets, liabilities and forward contracts denominated
   in foreign currencies                                                   5,640,615          5,547,657          2,779,898
                                                                        ------------       ------------       ------------
  Net Assets                                                            $ 73,809,251       $ 48,621,011       $ 27,290,999
                                                                        ============       ============       ============
Class A:
Net assets                                                              $ 32,485,341       $ 16,984,786       $  8,961,061
Shares authorized ($0.01, $0.01 and $0.01 par value, respectively)        24,000,000         28,000,000         28,000,000
Shares outstanding                                                         2,972,096          1,160,047            632,342
Net asset value and redemption price per share                          $      10.93       $      14.64       $      14.17
Maximum offering price per share(1)                                     $      11.60       $      15.53       $      15.03
Class B:
Net assets                                                              $ 30,169,197       $ 23,258,020       $ 13,611,428
Shares authorized ($0.01, $0.01 and $0.01 par value, respectively)        24,000,000         28,000,000         28,000,000
Shares outstanding                                                         2,785,961          1,605,501            969,360
Net asset value, redemption and offering price per share(2)             $      10.83       $      14.49       $       14.4
Class M:
Net assets                                                              $ 11,154,713       $  8,378,205       $  4,718,510
Shares authorized ($0.01, $0.01 and $0.01 par value, respectively)        12,000,000         14,000,000         14,000,000
Shares outstanding                                                         1,026,749            578,062            334,564
Net asset value and redemption price per share                          $      10.86       $      14.49       $      14.10
Maximum offering price per share(3)                                     $      11.25       $      15.02       $      14.61

------------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

                         Pilgrim America Masters Series
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

                                                          Asia-Pacific         MidCap           LargeCap
                                                             Equity             Value            Value
                                                              Fund              Fund              Fund
                                                          ------------      -----------       -----------
INVESTMENT INCOME:
   Interest                                               $   124,741       $    98,690       $    50,845
   Dividends (net of foreign withholding taxes of
    $88,263, $810 and $104, respectively)                   1,099,411           308,127           323,575
                                                          -----------       -----------       -----------
        Total investment income                             1,224,152           406,817           374,420
                                                          -----------       -----------       -----------
EXPENSES:
   Investment management fees                                 773,252           250,512           174,325
   Distribution expenses
    Class A Shares                                             69,149            23,128            15,378
    Class B Shares                                            247,869           111,392            81,801
    Class M Shares                                             70,601            34,954            23,260
   Transfer agent and registrar fees                          235,993            71,323            71,400
   Custodian fees                                             184,471            14,460            39,622
   Miscellaneous expenses                                      41,960               363             1,138
   Reports to shareholders                                     40,325            14,426             9,164
   Registration and filing fees                                39,916            27,616            22,666
   Professional fees                                           34,961             8,373             5,995
   Recordkeeping and pricing fees                              22,497            10,311             8,582
   Organization expense                                        22,098            22,098            22,098
   Shareholder service fees                                    19,293             8,202             5,511
   Insurance expense                                            5,187               815               602
   Directors' fees                                              3,385               803               763
                                                          -----------       -----------       -----------
        Total expenses                                      1,810,957           598,776           482,305
                                                          -----------       -----------       -----------
   Less:
     Waived and reimbursed fees                              (334,704)          (49,495)         (100,148)
     Earnings credits                                          (6,359)           (1,073)           (1,225)
                                                          -----------       -----------       -----------
     Net expenses                                           1,469,894           548,208           380,932
                                                          -----------       -----------       -----------
     Net investment loss                                     (245,742)         (141,391)           (6,512)
                                                          -----------       -----------       -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS:
   Net realized gains (losses) from:
     Investments                                           (2,050,338)        1,180,396         1,682,366
     Foreign currency transactions                            (62,302)             --                --
   Net change in unrealized appreciation of:
     Investments                                            5,856,620         5,149,275         2,599,255
     Other assets, liabilities and forward contracts
       denominated in foreign currencies                      (12,204)             --                --
                                                          -----------       -----------       -----------
     Net gain from investments                              3,731,776         6,329,671         4,281,621
                                                          -----------       -----------       -----------
     Net increase in net assets
       resulting from operations                          $ 3,486,034       $ 6,188,280       $ 4,275,109
                                                          ===========       ===========       ===========

                 See Accompanying Notes to Financial Statements
                         Pilgrim America Masters Series
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              Asia-Pacific Equity Fund          MidCap Value Fund             LargeCap Value Fund
                                            ----------------------------   --------------------------   ----------------------------
                                                 Year         Ten Months       Year        Ten Months        Year        Ten Months
                                                 Ended          Ended         Ended          Ended          Ended           Ended
                                               June 30,        June 30,      June 30,       June 30,       June 30,       June 30,
                                                 1997          1996(a)         1997         1996(a)         1997           1996(a)
                                            ------------   -------------   ------------   -----------   ------------   -------------
Increase in net assets from operations:
Net investment income (loss)                $   (245,742)  $     (3,977)  $   (141,391)  $    32,309   $     (6,512)  $      8,132
Net realized gain (loss) from investments     (2,050,338)       (46,713)     1,180,396        65,110      1,682,366        146,051
Net realized loss from foreign
 currency transactions                           (62,302)       (27,170)          --            --             --             --
Net change in unrealized
 appreciation (depreciation)
 of investments                                5,856,620       (204,282)     5,149,275       398,382      2,599,255        180,643
Net change in unrealized
 appreciation (depreciation) of other
 investments denominated
 in foreign currency                             (12,204)           481           --            --             --             --
                                            ------------   ------------   ------------   -----------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 operations                                    3,486,034       (281,661)     6,188,280       495,801      4,275,109        334,826
                                            ------------   ------------   ------------   -----------   ------------   ------------
Distributions to shareholders:
Net investment income:
 Class A shares                                     --             --             --          (4,590)          --           (6,203)
 Class B shares                                     --             --             --          (1,500)          --             (801)
 Class M shares                                     --             --             --            (711)          --           (1,128)
Excess of net investment income:
 Class A shares                                     --           (8,287)       (16,602)         --          (21,236)        (3,494)
 Class B shares                                     --             (897)        (9,771)         --           (2,711)          (451)
 Class M shares                                     --             (768)       (11,821)         --           (1,802)          (635)
Net realized gains:
 Class A shares                                     --             --          (87,623)         --         (118,836)       (11,797)
 Class B shares                                     --             --         (100,153)         --         (169,692)        (1,745)
 Class M shares                                     --             --          (40,101)         --          (60,108)        (2,424)
Excess of realized gains:
 Class A shares                                     --           (1,570)          --            --             --             --
 Class B shares                                     --             (783)          --            --             --             --
 Class M shares                                     --             (399)          --            --             --             --
Tax return of capital:
 Class A Shares                                  (30,685)          --             --            --             --             --
 Class B shares                                     --             --             --            --             --             --
 Class M shares                                   (1,611)          --             --            --             --             --
                                            ------------   ------------   ------------   -----------   ------------   ------------
 Total distributions                             (32,296)       (12,704)      (266,071)       (6,801)      (374,385)       (28,678)
                                            ------------   ------------   ------------   -----------   ------------   ------------
Capital share transactions:
Net proceeds from sale of shares              85,779,972     44,111,419     43,491,828     5,793,907     20,775,389      5,027,606
Shares resulting from dividend
 reinvestment                                     30,383         11,795        229,750         6,614        321,069         26,938
Cost of shares redeemed                      (58,091,003)    (1,226,688)    (7,265,617)      (79,680)    (2,900,008)      (199,867)
                                            ------------   ------------   ------------   -----------   ------------   ------------
Net increase in net assets
 resulting from capital share
 transactions                                 27,719,352     42,896,526     36,455,961     5,720,841     18,196,450      4,854,677
                                            ------------   ------------   ------------   -----------   ------------   ------------
Net increase in net assets                    31,173,090     42,602,161     42,378,170     6,209,841     22,097,174      5,160,825
                                            ------------   ------------   ------------   -----------   ------------   ------------
Net assets, beginning of period               42,636,161         34,000      6,242,841        33,000      5,193,825         33,000
                                            ------------   ------------   ------------   -----------   ------------   ------------
Net assets, end of period **                $ 73,809,251   $ 42,636,161   $ 48,621,011   $ 6,242,841   $ 27,290,999   $  5,193,825
                                            ============   ============   ============   ===========   ============   ============
** Including undistributed
 (overdistributed) net investment
 income (loss) of:                          $    (49,943)  $    (20,456)  $   (120,796)  $    45,510   $      3,755   $     15,422
                                            ============   ============   ============   ===========   ============   ============

     (a) The Fund commenced operations September 1, 1995.

                 See Accompanying Notes to Financial Statements

                Pilgrim America Masters Asia-Pacific Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                 Class A                      Class B                        Class M
                                       --------------------------    ---------------------------    --------------------------
                                                         Ten                            Ten                             Ten
                                          Year          Months          Year           Months            Year          Months
                                         Ended          Ended          Ended            Ended           Ended          Ended
                                        June 30,       June 30,        June 30,        June 30,        June 30,       June 30,
                                          1997         1996 (a)         1997           1996 (a)          1997         1996 (a)
                                       -----------    -----------    -----------     -----------    ------------     ---------
Per Share Operating
 Performance
Net asset value, beginning of period        $10.35        $10.00          $10.31         $10.00           $10.32        $10.00
Income from investment operations:
 Net investment income (loss)                 0.02          0.03           (0.07)         (0.01)           (0.05)          --
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                0.58          0.34            0.59           0.32             0.59          0.33
                                       -----------     ---------     -----------     ----------     ------------     ---------
  Total from investment operations            0.60          0.37            0.52           0.31             0.54          0.33
                                       -----------     ---------     -----------     ----------     ------------     ---------
Less distributions:
 Net investment income                         --            --              --             --               --            --
 In excess of net investment income            --           0.02             --             --               --           0.01
 Realized gains on investments                 --            --              --             --               --            --
 Tax return of capital                        0.02           --              --             --               --            --
                                       -----------     ---------     -----------     ----------     ------------     ---------
  Total distributions                         0.02          0.02             --             --               --           0.01
                                       -----------     ---------     -----------     ----------     ------------     ---------
Net asset value, end of period         $     10.93     $   10.35     $     10.83     $    10.31     $      10.86     $   10.32
                                       ===========     =========     ===========     ==========     ============     =========
Total Return (b)                              5.78%         3.76%           5.04%          3.19%            5.26%         3.32%
Ratios/Supplemental Data
Net assets, end of period (000's)      $    32,485     $  18,371     $    30,169      $  17,789      $    11,155     $   6,476
Ratios to average net assets:
 Expenses (c)(d)                              2.00%         2.00%(e)        2.75%          2.75%(e)         2.50%         2.50%(e)
 Net investment income (loss) (c)(d)          0.00%         0.33%(e)       (0.79)%        (0.38)%(e)       (0.55)%       (0.16)%(e)
Portfolio turnover rate                         38%           15%(e)          38%            15%(e)           38%           15%(e)
Average commission rate paid           $    0.0096           --      $    0.0096            --       $    0.0096            --

------------
(a) The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.54%, 3.29% and 3.04% and the ratios of net investment income (loss) to average net assets were (0.53)%, (1.33)% and (1.09)% for Class A, B and M shares, respectively.
(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 3.47%, 4.10% and 3.88% and the annualized ratios of net investment income
    (loss) to average net assets were (1.14)%, (1.73)% and (1.53)% for Class A, B and M shares, respectively.
(e) Annualized.

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Masters MidCap Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                 Class A                     Class B                    Class M
                                       --------------------------- --------------------------- --------------------------
                                                        Ten                         Ten                        Ten
                                          Year         Months         Year         Months        Year         Months
                                         Ended         Ended         Ended         Ended         Ended        Ended
                                        June 30,      June 30,      June 30,      June 30,     June 30,      June 30,
                                          1997        1996 (a)        1997        1996 (a)       1997        1996 (a)
                                       ----------- --------------- ----------- --------------- ---------- ---------------
Per Share Operating
 Performance
Net asset value, beginning of period   $  11.99     $   10.00      $  11.94     $   10.00      $  11.93    $   10.00
Income from investment
 operations:
 Net investment income (loss)             (0.02)         0.13         (0.05)         0.07         (0.03)        0.06
 Net realized and unrealized
  gains on investments                     2.85          1.91          2.76          1.90          2.76         1.91
                                       --------     ---------      --------     ---------      --------    ---------
  Total from investment operations         2.83          2.04          2.71          1.97          2.73         1.97
                                       --------     ---------      --------     ---------      --------    ---------
Less distributions:
 Net investment income                       --          0.05            --          0.03            --         0.04
 In excess of net investment income        0.07            --          0.05            --          0.06           --
 Realized gains on investments             0.11            --          0.11            --          0.11           --
                                       --------     ---------      --------     ---------      --------    ---------
  Total distributions                      0.18          0.05          0.16          0.03          0.17         0.04
                                       --------     ---------      --------     ---------      --------    ---------
Net asset value, end of period         $  14.64     $   11.99      $  14.49     $   11.94      $  14.49    $   11.93
                                       ========     =========      ========     =========      ========    =========
Total Return (b)                          23.89%        20.48%        22.95%        19.80%        23.21%       19.82%
Ratios/Supplemental Data
Net assets, end of period (000's)      $ 16,985     $   2,389      $ 23,258     $   2,123      $  8,378    $   1,731
Ratios to average net assets:
 Expenses (c)(d)                           1.75%         1.75%(e)      2.50%         2.50%(e)      2.25%        2.25%(e)
 Net investment income (loss) (c)(d)      (0.13)%        2.00%(e)     (0.90)%        1.27%(e)     (0.63)%       1.16%(e)
Portfolio turnover rate                      86%           60%(e)        86%           60%(e)        86%          60%(e)
Average commission rate paid           $ 0.0592            --      $ 0.0592            --      $ 0.0592           --

------------
(a) The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 1.94%, 2.69% and 2.44% and the ratios of net investment income (loss) to average net assets were (0.32)%, (1.11)% and (0.81)% for Class A, B and M shares, respectively.
(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 4.91%, 5.32% and 4.72% and the annualized ratios of net investment income
    (loss) to average net assets were (1.17)%, (1.56)% and (1.32)% for Class A, B and M shares, respectively.
(e) Annualized.

                 See Accompanying Notes to Financial Statements

                  Pilgrim America Masters LargeCap Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                Class A                        Class B                         Class M
                                       ----------------------         ---------------------------       --------------------------
                                                        Ten                               Ten                             Ten
                                         Year          Months            Year            Months            Year           Months
                                         Ended         Ended             Ended           Ended            Ended          Ended
                                        June 30,      June 30,          June 30,        June 30,         June 30,        June 30,
                                          1997        1996 (a)            1997          1996 (a)           1997          1996 (a)
                                       ----------    ----------        ---------      -----------       ---------       ----------
Per Share Operating
 Performance
Net asset value, beginning of period    $ 11.77      $   10.00        $  11.71       $     10.00         $  11.73      $   10.00
Income from investment
 operations:
 Net investment income (loss)              0.06           0.07           (0.02)             0.06               --           0.06
 Net realized and unrealized
  gains on investments                     2.63           1.87            2.59              1.81             2.62           1.83
                                        -------      ---------        --------       ----------          --------      ---------
  Total from investment
   operations                              2.69           1.94            2.57              1.87             2.62           1.89
                                        -------      ---------        --------       ----------          --------      ---------
Less distributions:
 Net investment income                       --           0.07              --              0.06               --           0.06
 In excess of net investment income        0.05           0.01              --              0.01             0.01           0.01
 Realized gains on investments             0.24           0.09            0.24              0.09             0.24           0.09
                                        -------      ---------        --------       ----------          --------      ---------
  Total distributions                      0.29           0.17            0.24              0.16             0.25           0.16
                                        -------      ---------        --------       ----------          --------      ---------
Net asset value, end of period          $ 14.17      $   11.77        $  14.04       $     11.71         $  14.10      $   11.73
                                        =======      =========        ========       ==========          ========      =========
Total Return (b)                          23.24%         19.56%          22.23%            18.85%           22.58%         19.06%
Ratios/Supplemental Data
Net assets, end of period (000's)       $ 8,961      $   2,530        $ 13,611       $     1,424         $  4,719      $   1,240
Ratios to average net assets:
 Expenses (c)(d)                           1.75%          1.75%(e)        2.50%             2.50%(e)         2.25%          2.25%(e)
 Net investment income (loss) (c)(d)       0.41%          0.65%(e)       (0.35)%           (0.25)%(e)       (0.10)%         0.06%(e)
Portfolio turnover rate                      86%            59%(e)          86%               59%(e)           86%            59%(e)
Average commission rate paid            $0.0586             --        $ 0.0586                --         $ 0.0586             --

------------
(a) The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1997, the ratios of expenses to average net assets were 2.33%, 3.08% and 2.83% and the ratios of net investment income (loss) to average net assets were (0.18)%, (0.91)% and (0.68)% for Class A, B and M shares, respectively.
(d) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratios of expenses to average net assets were 5.44%, 5.79% and 5.90% and the annualized ratios of net investment income
    (loss) to average net assets were (3.04)%, (3.53)% and (3.59)% for Class A, B and M shares, respectively.
(e) Annualized.

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Masters Series
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of June 30, 1997
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

Organization. Pilgrim America Masters Series ("Masters Series") is an open-end management investment company that was organized as a Maryland Corporation in 1995 and is registered under the Investment Company Act of 1940 as amended. This Masters Series consists of three separate diversified open-end investment companies: Pilgrim America Masters Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"), Pilgrim America Masters MidCap Value Fund ("MidCap Value Fund") and Pilgrim America Masters LargeCap Value Fund ("LargeCap Value Fund"), each with its own investment objective and policies.

Each Fund offers three classes of shares, Class A, Class B and Class M. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structure and ongoing distribution fees. In addition, Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase. The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Securities which are listed on the U.S. and foreign stock exchanges are valued at the last sales price on the day the securities are being valued. Debt and equity securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the mean between the last reported bid and ask prices. Short-term debt securities maturing in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined by policies set by the Board of Directors. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date (except in the case of certain securities of Asia-Pacific Equity Fund, which are recorded as soon after the ex-date as the Fund becomes aware of such dividend).

C. Foreign  Currency  Translation. The books and  records of Asia-Pacific Equity
   Fund   are   maintained   in  U.S.  dollars.  Foreign  currency  amounts  are
   translated into U.S. dollars on the following basis:

   (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

   (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market value of Asia-Pacific Equity Fund are presented at the foreign exchange rates at the end of the day, Asia-Pacific Equity Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

                        Pilgrim America Masters Series
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of June 30, 1997
--------------------------------------------------------------------------------

   Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Exchange Transactions. Asia-Pacific Equity Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (at market value at the time of the investment) in forward foreign currency contracts. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-date. The Funds intend to make distributions on net investment income and capital gains, if any, at least annually. The amount of distributions from net investment income, and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. Accordingly, amounts as of June 30, 1997 have been reclassified as follows:

                                            Asia-Pacific    MidCap     LargeCap
                                            Equity Fund   Value Fund  Value Fund
                                            ------------  ----------  ----------
      Paid-in capital                         (236,615)     (20,594)    (20,594)
      Undistributed (overdistributed) net
       investment income                       248,551       13,279      20,594
      Accumulated net realized gains
       (losses) on investments and
       foreign currency transactions           (11,936)       7,315         --

                        Pilgrim America Masters Series
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of June 30, 1997
--------------------------------------------------------------------------------

F. Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investments companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net capital gains, each Fund intends not to be subject to any federal excise tax.

   Capital loss carryforwards were as follows at June 30, 1997:

                                        Amounts     Expiration Dates
                                        -------     ----------------
         Asia-Pacific Equity Fund       $651,710         2004
         MidCap Value Fund                   --           N/A
         LargeCap Value Fund                 --           N/A

   The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principals. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

I. Deferred Organization Expenses. All expenses incurred in connection with the organization and registration of the Funds under the Investment Company Act of 1940 and the Securities Act of 1933 are being paid for by the Funds. The total organization expenses are being amortized by each Fund equally over a period of five years from the date of commencement of its operations.


(2) Investment Management Fee and Other Transactions with Affiliates

Each of the Funds has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. ("the Manager"), a wholly owned subsidiary of Pilgrim America Group, Inc. ("PAG"). The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, at the following annual rates: Asia-Pacific Equity Fund pays the Manager a fee at an

                        Pilgrim America Masters Series
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of June 30, 1997
--------------------------------------------------------------------------------

annual rate of 1.25% of the Fund's average daily net assets; MidCap Value Fund and LargeCap Value Fund pay the Manager a fee at an annual rate of 1.00% of each Fund's average daily net assets.

The manager has carefully selected Portfolio Managers for each of the Funds on the basis of their successful application of a well-defined, long-term investment approach over a period of several market cycles. HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited ("HSBC") serve jointly as the Portfolio Managers to Asia-Pacific Equity Fund. CRM Advisors, LLC ("CRM") serves as Portfolio Manager to MidCap Value Fund. Ark Asset Management Co., Inc. ("ARK") serves as Portfolio Manager to LargeCap Value Fund. As compensation for their services to the Funds, the Manager (and not the Fund) pays HSBC, CRM and ARK fees at annual rates of 0.50% of the average daily net assets of Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund, respectively.

The Manager is responsible for managing the day to day operations of the Masters Series.

On September 1, 1995, the Funds adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim America Securities, Inc. (the "Distributor") is compensated by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to compensation each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparing and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor.

Under the 12b-1 Plans, each class of shares of the Funds pay the Distributor at the annual rate of 0.25% of the average daily net assets of Class A, 1.00% of the average daily net assets of Class B and 0.75% of the average daily net assets of Class M.

Each of the Funds has entered into a Service Agreement with PAG whereby PAG will act as the shareholder service agent for each Fund. The agreement provides that PAG will be compensated for incoming and outgoing shareholder telephone calls and letters and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. At June 30, 1997, Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund owed PAG $4,000, $988 and $714, respectively in service fees.

The manager has voluntarily agreed to limit other expenses, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to 1.75%, 1.50% and 1.50% of all classes of shares of the Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund, respectively. This expense limitation will apply to each Fund individually until June 30, 1997. At June 30, 1997, Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund accrued $39,828, $14,700 and $26,319, respectively as a reimbursement due from the manager.

(3) Investment Transactions

For the year ended June 30, 1997, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                        Asia-Pacific        MidCap          LargeCap
                         Equity Fund      Value Fund       Value Fund
                        -------------     ----------       ----------
         Purchases       $ 47,358,195     $ 56,200,763    $ 31,622,958
         Sales             22,312,681       20,087,394      14,090,678

                        Pilgrim America Masters Series
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of June 30, 1997
--------------------------------------------------------------------------------

(4) Capital Shares

Transactions in capital shares and dollars were as follows:

                                      Class A Shares                  Class B Shares                 Class M Shares
                              ------------------------------- ------------------------------- ----------------------------
                                   Year          Ten Months         Year         Ten Months        Year        Ten Months
                                  Ended            Ended           Ended           Ended           Ended         Ended
                                 June 30,         June 30,        June 30,        June 30,       June 30,       June 30,
                                   1997             1996            1997            1996           1997           1996
                              --------------- --------------- --------------- --------------- -------------- -------------
Asia-Pacific
 Equity Fund
 (Number of shares)
Shares sold                      6,022,829       1,839,719       1,612,143       1,749,194         566,273         653,491
Shares issued as
 reinvestment of
 dividends                           2,937             944            --               151             157              96
Shares redeemed                 (4,828,816)        (68,717)       (551,927)        (23,700)       (167,256)        (26,112)
                              ------------    ------------    ------------    ------------    ------------    ------------
Net increase in
 shares outstanding              1,196,950       1,771,946       1,060,216       1,725,645         399,174         627,475
                              ============    ============    ============    ============    ============    ============
Asia-Pacific
 Equity Fund ($)
Shares sold                   $ 63,317,753    $ 19,083,997    $ 16,573,290    $ 18,231,217    $  5,888,929    $  6,796,205
Shares issued as
 reinvestment of
 dividends                          28,842           9,350            --             1,497           1,541             948
Shares redeemed                (50,678,714)       (711,977)     (5,661,337)       (244,539)     (1,750,952)       (270,172)
                              ------------    ------------    ------------    ------------    ------------    ------------
Net increase in
 shares outstanding           $ 12,667,881    $ 18,381,370    $ 10,911,953    $ 17,988,175    $  4,139,518    $  6,526,981
                              ============    ============    ============    ============    ============    ============
MidCap Value Fund
 (Number of shares)
Shares sold                      1,232,243         201,649       1,639,838         178,110         472,644         145,744
Shares issued as
 reinvestment of
 dividends                           6,530             443           7,579             137           3,974              56
Shares redeemed                   (277,940)         (5,978)       (219,806)           (457)        (43,618)           (838)
                              ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares out-
 standing                          960,833         196,114       1,427,611         177,790         433,000         144,962
                              ============    ============    ============    ============    ============    ============
MidCap Value Fund ($)
Shares sold                   $ 16,074,019    $  2,157,665    $ 21,333,357    $  1,976,175    $  6,084,452    $  1,660,067
Shares issued as
 reinvestment of
 dividends                          82,971           4,608          96,914           1,428          49,865             578
Shares redeemed                 (3,689,711)        (65,602)     (2,999,461)         (4,699)       (576,445)         (9,379)
                              ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares out-
 standing                     $ 12,467,279    $  2,096,671    $ 18,430,810    $  1,972,904    $  5,557,872    $  1,651,266
                              ============    ============    ============    ============    ============    ============

                        Pilgrim America Masters Series
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of June 30, 1997
--------------------------------------------------------------------------------

                                  Class A Shares                     Class B Shares                    Class M Shares
                         --------------------------------   --------------------------------   ------------------------------
                              Year           Ten Months           Year          Ten Months         Year           Ten Months
                              Ended            Ended             Ended            Ended            Ended            Ended
                            June 30,          June 30,          June 30,         June 30,         June 30,         June 30,
                              1997              1996              1997             1996             1997             1996
                         --------------   ---------------   ---------------   --------------   --------------   -------------
LargeCap Value Fund
 (Number of shares)
Shares sold                  538,935           217,003           896,451          130,422          258,463          106,606
Shares issued as
 reinvestment of
 dividends                    10,222             1,977            10,999              279            4,609              270
Shares redeemed             (131,788)           (7,107)          (59,761)          (9,130)         (34,204)          (1,280)
                         -----------       -----------       -----------       ----------       ----------       ----------
Net increase in shares
 outstanding                 417,369           211,873           847,689          121,571          228,868          105,596
                         ===========       ===========       ===========       ==========       ==========       ==========
LargeCap Value Fund ($)
Shares sold              $ 6,622,780       $ 2,326,399       $10,967,866       $1,501,267       $3,184,743       $1,199,940
Shares issued as
 reinvestment of
 dividends                   126,842            21,090           136,496            2,970           57,731            2,878
Shares redeemed           (1,694,967)          (81,933)         (768,404)        (103,183)        (436,637)         (14,751)
                         -----------       -----------       -----------       ----------       ----------       ----------
Net increase in shares
 outstanding             $ 5,054,655       $ 2,265,556       $10,335,958       $1,401,054       $2,805,837       $1,188,067
                         ===========       ===========       ===========       ==========       ==========       ==========

(5) Custodial Agreement

     Investors Fiduciary Trust Company (IFTC) serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the year ended June 30, 1997, Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund received earnings credits of $6,359, $1,073 and $1,225, respectively.

               Pilgrim America Masters Asia-Pacific Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of June 30, 1997
--------------------------------------------------------------------------------

                              COMMON STOCKS: 92.1%
                                                                        Market
  Shares                                                                 Value
  ------                                                                 -----
                 CHINA: 0.9%
                 Automotive: 0.5%
  666,000        Quingling Motor Co.                                 $   343,875
                                                                     -----------
                 Diversified Holdings: 0.4%
  278,000        First Tractor Co.                                       183,013
  522,000        Zhejiang Expressway CL H                                126,676
                                                                     -----------
                                                                         309,689
                                                                     -----------
                         Total China Common Stocks                       653,564
                                                                     -----------
                 HONG KONG: 43.1%
                 Banks: 1.2%
1,400,000        FPB Bank Holding Company, Ltd.                          867,433
                                                                     -----------
                 Commercial & Industrial: 9.8%
  175,000        Citic Pacific, Ltd.                                   1,093,326
  250,000        Cosco Pacific                                           579,256
  407,000        Hutchison Whampoa, Ltd.                               3,519,943
  225,000        Swire Pacific, Ltd.                                   2,025,784
                                                                     -----------
                                                                       7,218,309
                                                                     -----------
                 Construction: 0.5%
  131,000        Cheung Kong Infrastructure                              379,624
                                                                     -----------
                 Financial: 8.8%
  336,096        Bank of East Asia                                     1,401,304
  320,000        Dao Heng Bank Group, Ltd.                             1,751,388
  304,000        Liu Chong Hing Bank                                     800,516
  250,000        Union Bank of Hong Kong                                 722,860
  300,000        Wing Hang Bank, Ltd.                                  1,812,314
                                                                     -----------
                                                                       6,488,382
                                                                     -----------
                 Food Distributor: 0.4%
  250,000        Ng Fung Hong Ltd.                                       374,338
                                                                     -----------
                 Manufacturing: 1.1%
  130,000(a)     Shanghai Industrial Holding                             808,829
                                                                     -----------
                 Properties: 15.1%
  340,000        Cheung Kong Holdings, Ltd.                            3,357,429
  200,000        China Resources Enterprises                             981,025
  122,000        Hysan Development Co., Ltd.                             359,843
  280,000        New World Development Co., Ltd.                       1,669,808
  280,000        Sun Hung Kai Properties, Ltd.                         3,370,337
  325,000        Wharf Holdings, Ltd.                                  1,409,578
                                                                     -----------
                                                                      11,148,020
                                                                     -----------
                 See Accompanying Notes to Financial Statements
               Pilgrim America Masters Asia-Pacific Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------
                                                                         Market
  Shares                                                                 Value
  ------                                                                 -----
                 Utilities: 6.2%
1,152,000        Beijing Data Power                                  $   531,612
  165,000        China Light & Power Co., Ltd.                           935,007
  235,000        Hong Kong Electric Holdings, Ltd.                       946,431
  900,000        Hong Kong Telecommunications, Ltd.                    2,149,219
                                                                     -----------
                                                                       4,562,269
                                                                     -----------
                        Total Hong Kong Common Stocks                 31,847,204
                                                                     -----------
                 INDONESIA: 8.1%
                 Banks: 1.6%
  690,000        PT Bank Danamon                                         361,739
  784,000        PT Lippo Bank                                           805,921
                                                                     -----------
                                                                       1,167,660
                                                                     -----------
                 Manufacturing/Electronic: 3.6%
  380,400        PT Indofood Sukses Makmur                               875,921
1,107,000        PT Telekommunikasi Indonesia - Class B                1,809,345
                                                                     -----------
                                                                       2,685,266
                                                                     -----------
                 Mines & Minerals: 0.2%
  119,000        PT Tambang Timah                                        184,714
                                                                     -----------
                 Real Estate & Financial Services: 0.6%
  332,000        PT Kawasan Industries                                   443,668
                                                                     -----------
                 Tobacco Products: 1.7%
  155,000        PT Gudang Garam                                         650,082
  155,000(a)     PT Hanjaya Mandala Sampoerna                            591,129
                                                                     -----------
                                                                       1,241,211
                                                                     -----------
                 Transportation: 0.4%
  119,500        PT Semem Gresik                                         267,794
                                                                     -----------
                        Total Indonesia Common Stocks                  5,990,313
                                                                     -----------
                 MALAYSIA: 14.3%
                 Commercial & Industrial: 8.0%
  163,000        Genting Berhad                                          781,418
  360,000        Leader Universal Holding                                647,544
  380,000        Magnum Corporation Berhad                               572,108
  688,000        Renong Berhad                                           899,525
  396,000        Sime Darby Berhad                                     1,317,908
  207,000        Telekom Malaysia Berhad                                 967,750
  150,000        Tenaga Nasional Berhad                                  730,983
                                                                     -----------
                                                                       5,917,236
                                                                     -----------
                 Financial: 5.4%
  214,000        Affin Holdings Berhad                                   508,716
   16,300        DCB Sakura Merchant Shares                                  --
  238,000        Malayan Banking Berhad                                2,498,811
  290,000        RHB Capital BHD                                         919,176
                                                                     -----------
                                                                       3,926,703
                                                                     -----------

                 See Accompanying Notes to Financial Statements

               Pilgrim America Masters Asia-Pacific Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------
                                                                        Market
   Shares                                                               Value
   ------                                                               -----
                 Properties: 0.9%
  94,000 (a)     United Engineers Malaysia                           $   677,813
                                                                     -----------
                       Total Malaysia Common Stocks                   10,521,752
                                                                     -----------
                 PHILIPPINES: 3.8%
                 Banks: 0.5%
   55,000        Bank of Philippine Island                               350,318
                                                                     -----------
                 Communications: 1.1%
   12,500        Philippine Long Distance Telephone Co., ADR             803,125
                                                                     -----------
                 Home Building: 0.4%
  715,000        C & P Homes, Inc.                                       268,369
                                                                     -----------
                 Miscellaneous: 0.4%
   43,000(a)     Benpres Holdings GDR                                    293,346
                                                                     -----------
                 Real Estate & Financial Services: 1.0%
2,602,000        SM Prime Holdings, Inc.                                 769,472
                                                                     -----------
                 Utilities: 0.4%
   65,000        Manila Electric Co. - Class B                           320,367
                                                                     -----------
                       Total Philippines Common Stocks                 2,804,997
                                                                     -----------
                 SINGAPORE: 9.9%
                 Commercial & Industrial: 0.9%
  144,250        Keppel Corp., Ltd.                                      634,993
                                                                     -----------
                 Financial: 4.2%
  139,400        Overseas-Chinese Bank                                 1,443,044
  105,000        Overseas Union Bank                                     653,634
   99,000        United Overseas Bank                                  1,017,906
                                                                     -----------
                                                                       3,114,584
                                                                     -----------
                 Food and Beverage: 0.4%
   42,400        Fraser & Neave, Ltd.                                    302,497
                                                                     -----------
                 Hotels: 0.5%
  170,000        Marco Polo Developments                                 363,853
                                                                     -----------
                 Properties: 1.7%
   99,000(a)     City Developments, Ltd.                                 969,434
   65,000        Singapore Land, Ltd.                                    295,517
                                                                     -----------
                                                                       1,264,951
                                                                     -----------
                 Publishing: 1.3%
   48,000        Singapore Press Holdings, Ltd.                          966,916
                                                                     -----------
                 See Accompanying Notes to Financial Statements

               Pilgrim America Masters Asia-Pacific Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------
                                                                         Market
Shares                                                                   Value
------                                                                   -----
              Transportation: 0.9%
73,000        Singapore Airlines, Ltd.                                $  653,564
                                                                      ----------
                 Total Singapore Common Stocks                         7,301,358
                                                                      ----------
              SOUTH KOREA: 4.2%
              Banks: 0.5%
19,824        Kook Min Bank                                              374,245
                                                                      ----------
              Construction: 0.4%
16,632(a)     Dong Ah Construction                                       314,659
                                                                      ----------
              Electrical Equipment: 0.8%
 4,550        LG Information & Communication                             563,626
                                                                      ----------
              Manufacturing/Electronic: 0.7%
 5,035        Samsung Electronics Co.                                    399,738
 1,000        Sungmi Telecom Electronics                                 123,874
                                                                      ----------
                                                                         523,612
                                                                      ----------
              Mines & Minerals 0.4%
 2,550        Pohang Iron & Steel Co., Ltd., ADR                          81,600
 3,320        Samchully Co.                                              213,108
                                                                      ----------
                                                                         294,708
                                                                      ----------
              Oil & Gas: 0.4%
 6,759        Daehan City Gas Co.                                        303,698
                                                                      ----------

              Steel: 0.2%
 2,580        Pohang Iron & Steel                                        184,784
                                                                      ----------
              Utilities-Electric: 0.8%
15,000        Korea Electric Power                                       447,635
 5,805        Korea Electric Power Corp., ADR                            108,481
                                                                      ----------
                                                                         556,116
                                                                      ----------
                 Total South Korea Common Stocks                       3,115,448
                                                                      ----------
              TAIWAN: 5.0%
              Building Products: 0.3%
16,125(a)     Asia Cement Corp.                                          249,534
                                                                      ----------
              Computer Systems/Software: 0.5%
32,800        Asustek Computer Inc-GDR                                   361,948
                                                                      ----------
              Electrical Equipment: 0.4%
13,500(a)     Yageo Corp.                                                273,375
                                                                      ----------
              Electronics-Defense: 1.2%
49,000        Acer Inc. GDR                                              870,975
                                                                      ----------

                 See Accompanying Notes to Financial Statements

               Pilgrim America Masters Asia-Pacific Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------
                                                                         Market
       Shares                                                            Value
       ------                                                            -----
                     Machinery & Equipment: 0.3%
        9,760        Teco Electric & Machinery-GDR                   $   178,852
                                                                     -----------
                     Marine: 0.5%
       21,000(a)     Evergreen Marine Corp.                              354,375
                                                                     -----------
                     Steel: 1.2%
       42,681(a)     China Steel Corp., GDR                              901,636
                                                                     -----------
                     Technology: 0.6%
       17,316        (a) Lite-On Technology Corp.                        474,891
                                                                     -----------
                         Total Taiwan Common Stocks                    3,665,586
                                                                     -----------
                     THAILAND: 2.8%
                     Banks: 0.7%
       40,000        Bangkok Bank Public Co., Ltd.                       286,519
       56,000        Thai Farmers Bank Public Co., Ltd.                  247,887
                                                                     -----------
                                                                         534,406
                                                                     -----------
                     Communications: 0.5%
       44,000        Advanced Information Services PCL                   327,565
                                                                     -----------

                     Mines & Minerals: 0.5%
       25,000        Banpu Public Co., Ltd.                              380,282
                                                                     -----------
                     Oil & Gas: 1.1%
       55,000        PTT Exploration & Production                        832,193
                                                                     -----------
                         Total Thailand Common Stocks                  2,074,446
                                                                     -----------
                         Total Common Stocks (Cost $62,651,712)       67,974,668
                                                                     -----------
                             RIGHTS & WARRANTS: 0.0%

                     SOUTH KOREA: 0.0%
                     Manufacturing/Electronic
        5,035(a)     Samsung Electronics Co. Rights                          --
                                                                     -----------
                     SINGAPORE: 0.0%
                     Financial
       21,000(a)     Overseas Union Bank Rights                           28,055
                                                                     -----------
                         Total Rights & Warrants (Cost $0)                28,055
                                                                     -----------

                 See Accompanying Notes to Financial Statements

               Pilgrim America Masters Asia-Pacific Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------

                            CONVERTIBLE BONDS: 2.7%

Principal                                                                                   Market
 Amount                                                                                     Value
 ------                                                                                     -----
                    TAIWAN: 2.7%
                    Industrial: 1.5%
 $240,000           Nan Ya Plastic Corp., 1.75% due July 2001                            $   339,600
  385,000           United Microelectronics, 0.25% due May 2004                              469,700
  163,000           Yageo Corp., 1.25% due July 2003                                         304,402
                                                                                         -----------
                                                                                           1,113,702
                                                                                         -----------
                    Marine: 1.2%
  500,000           Far East Department Store, 3.00% due July 2001                           542,500
  300,000           Yangming Marine, 2.00% due October 2001                                  335,250
                                                                                         -----------
                                                                                             877,750
                                                                                         -----------
                         Total Convertible Bonds (Cost $1,691,693)                         1,991,452
                                                                                         -----------
                         Total Long-Term Investments (Cost $64,343,405)                   69,994,175
                                                                                         -----------
                              SHORT-TERM INVESTMENTS: 4.1%

                    Commercial Paper: 4.1%
3,015,000           Merrill Lynch Commercial Paper, 6.22% due 07/01/97                      3,015,000
                                                                                         -----------
                    Total Short-Term Investments (Cost $3,015,000)                          3,015,000
                                                                                         -----------
                    Total Investments (Cost $67,358,405)*                     98.9%        73,009,175
                    Cash and Other Assets in Excess of Liabilities-Net         1.1            800,076
                                                                            ------       ------------
                         Total Net Assets                                    100.0%      $ 73,809,251
                                                                            ======       ============

(a) Non - income producing security
ADR - American  Depository Receipt
EDR - European  Depository  Receipt
GDR - Global Depository Receipt

* Cost for federal income tax purposes is $67,529,322. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                                                  $  9,877,013
          Gross Unrealized Depreciation                                                    (4,397,160)
                                                                                         ------------
Net Unrealized Appreciation                                                              $  5,479,853
                                                                                         ============

                 See Accompanying Notes to Financial Statements

               Pilgrim America Masters Asia-Pacific Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------

The Asia-Pacific Equity Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 1997:

        Settlement                 Currency                   Currency
           Date                   to Receive                 to Deliver
        ----------            -----------------           -----------------
          7/2/97                   $301,219                    430,653
                                                          Singapore dollars

          7/3/97                  1,137,679                   $146,803
                               Hong Kong dollars

          7/3/97                   $258,807                  2,005,677
                                                          Hong Kong dollars

          7/7/97                  3,595,539                   $464,072
                               Hong Kong dollars

Net unrealized depreciation of $90 on these contracts at June 30, 1997 is included in the accompanying financial statements.

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Masters MidCap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of June 30, 1997
--------------------------------------------------------------------------------

                             COMMON STOCKS: 98.7%
                                                                        Market
Shares                                                                  Value
------                                                                  -----
            Automotive: 3.0%
70,000(a)   Mascotech, Inc.                                           $1,461,250
                                                                      ----------
            Banks: 2.9%
40,000      John Hancock Bank & Thrift Opportunity Fund                1,425,000
                                                                      ----------
            Broadcasting: 3.1%
70,000      Comcast Corp., Class A                                     1,496,250
                                                                      ----------
            Building Products: 5.8%
70,000      Dal-Tile International Inc.                                1,299,375
60,000      Johns Manville Corp                                          708,750
20,000      Masco Corp.                                                  835,000
                                                                      ----------
                                                                       2,843,125
                                                                      ----------
            Capital Goods: 3.6%
75,000      Westinghouse Electric Corp.                                1,734,375
                                                                      ----------
            Chemicals: 2.4%
30,000      Mallinckrodt, Inc.                                         1,140,000
                                                                      ----------
            Commercial & Industrial: 1.8%
54,900      Dial Corp.                                                   857,813
                                                                      ----------
            Computer Systems: 2.0%
38,000      Data General Corp.                                           988,000
                                                                      ----------
            Defense: 2.3%
23,000      Litton Industries                                          1,111,188
                                                                      ----------
            Diversified Holding Company: 2.4%
 3,500(a)   U.S. Industries, Inc.                                        124,688
42,000      Whitman Corp.                                              1,063,125
                                                                      ----------
                                                                       1,187,813
                                                                      ----------
            Electrical Equipment: 8.8%
26,100      Raychem Corp.                                              1,941,188
20,000      Thomas & Betts Corp.                                       1,051,250
27,700(a)   Ucar International, Inc.                                   1,267,275
                                                                      ----------
                                                                       4,259,713
                                                                      ----------
            Financial: 1.3%
25,000      Glendale Federal Bank                                        653,125
                                                                      ----------
            Food Stores: 3.6%
28,000(a)   Meyer (Fred), Inc.                                         1,447,250
 6,000      Smith's Food & Drug                                          321,750
                                                                      ----------
                                                                       1,769,000
                                                                      ----------
                 See Accompanying Notes to Financial Statements

                    Pilgrim America Masters MidCap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------
                                                                        Market
Shares                                                                  Value
------                                                                  -----
              Foods: 2.6%
30,000        Dole Food Co.                                           $1,282,500
                                                                      ----------
              Home Products: 1.9%
21,500        Harmon International Industries                            905,688
                                                                      ----------
              Housewares: 3.0%
40,000        Tupperware Corp.                                         1,460,000
                                                                      ----------
              Industrial: 1.4%
16,600        Stanley Works                                              664,000
                                                                      ----------
              Medical: 2.0%
30,000 (a)    Allergan, Inc.                                             954,375
                                                                      ----------
              Medical Equipment: 1.9%
40,000        Depuy Inc.                                                 920,000
                                                                      ----------
              Metals & Minerals: 2.0%
40,000        Cyprus Amax Minerals Co.                                   980,000
                                                                      ----------
              Mines & Minerals: 2.1%
26,000        Newmont Mining Corp.                                     1,014,000
                                                                      ----------
              Miscellaneous: 2.6%
60,000        Trizec Hahn Corp.                                        1,282,500
                                                                      ----------
              Office Equipment & Services: 2.5%
63,000        Viking Office Products                                   1,197,000
                                                                      ----------

              Oil & Gas: 7.3%
23,000 (a)    Amerada Hess Corp.                                       1,277,938
20,000 (a)    Coastal Corp.                                            1,063,750
68,500        Enserch Exploration                                        749,219
15,000        Mapco, Inc.                                                472,500
                                                                      ----------
                                                                       3,563,407
                                                                      ----------
              Packaging Products: 6.7%
36,800        Ball Corp.                                               1,106,300
70,000        Owens-Illinois, Inc.                                     2,170,000
                                                                      ----------
                                                                       3,276,300
                                                                      ----------

                 See Accompanying Notes to Financial Statements

                    Pilgrim America Masters MidCap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------
                                                                        Market
Shares                                                                  Value
------                                                                  -----
            Paper and Forest Products: 3.6%
34,500      Fort Howard Corp.                                        $ 1,746,563
                                                                    ------------

            Paper Products: 1.8%
63,600      Macmillan Bloedel Ltd.                                       866,550
                                                                    ------------

            Retail: 3.8%
17,200      Harcourt General Inc.                                        819,150
36,500      Mail Boxes Etc.                                            1,017,438
                                                                    ------------
                                                                       1,836,588
                                                                     -----------
            Technology: 7.2%
22,680      Ascent Entertainment Group                                   206,958
46,400      Comsat Corp                                                1,104,900
58,000      General Instrument Corp.                                   1,450,000
18,000(a)   Johnson Controls, Inc.                                       739,121
                                                                    ------------
                                                                       3,500,979
                                                                    ------------

            Utilities: 3.3%
70,000      Long Island Lighting Co.                                   1,610,000
                                                                    ------------
                  Total Common Stocks (Cost $42,439,445)              47,987,102
                                                                    ------------

                          SHORT-TERM INVESTMENTS: 1.7%

Principal
 Amount                                                                                        Value
---------                                                                                      -----
           Commercial Paper: 1.7%
$840,000   Merrill Lynch Commercial Paper, 6.22% due 07/01/97                               $   840,000
                                                                                            -----------
             Total Short-Term Investments (Cost $840,000)                                       840,000
                                                                                            -----------

           Total Investments (Cost $43,279,445)*                                 100.4%      48,827,102
           Liabilities in Excess of Cash and Other Assets-Net                     (0.4)        (206,091)
                                                                                ------      -----------
                  Total Net Assets                                               100.0%     $48,621,011
                                                                                ======      ===========

(a) Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

    Gross Unrealized Appreciation                                                           $6,062,526
    Gross Unrealized Depreciation                                                             (514,869)
                                                                                            ----------
         Net Unrealized Appreciation                                                        $5,547,657
                                                                                            ==========

                 See Accompanying Notes to Financial Statements

                   Pilgrim America Masters LargeCap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of June 30, 1997
--------------------------------------------------------------------------------

                              COMMON STOCKS: 96.5%

                                                                         Market
Shares                                                                   Value
------                                                                   -----
          Automotive: 4.4%
16,300    Chrysler Corp.                                              $  534,844
14,500    Ford Motor Co.                                                 547,375
 1,600    Goodyear Tire & Rubber Corp.                                   101,300
                                                                      ----------
                                                                       1,183,519
                                                                      ----------
          Banks: 3.4%
 2,500    Bankers Trust NY                                               217,500
 2,200    Chase Manhattan Corp.                                          213,539
 3,200    First Chicago NBD                                              193,600
 1,100    Wells Fargo & Co.                                              296,450
                                                                      ----------
                                                                         921,089
                                                                      ----------
          Broadcasting: 2.0%
27,500    Tele-Communications, Inc.                                      409,063
 7,300    U.S. West Media Group                                          147,825
                                                                      ----------
                                                                         556,888
                                                                      ----------
          Building Products: 3.3%
12,500    GTE Corp.                                                      548,438
 8,600    Masco Corp.                                                    359,050
                                                                      ----------
                                                                         907,488
                                                                      ----------
          Chemicals: 2.3%
 7,200    DuPont, (E.I.) DeNemours & Co.                                 452,700
   400    W.R. Grace & Co.                                                22,050
 3,100    Hercules Inc.                                                  148,413
                                                                      ----------
                                                                         623,163
                                                                      ----------
          Chemicals-Diversified: 1.6%
 7,600    PPG Industries, Inc.                                           441,750
                                                                      ----------
          Communications: 1.2%
 9,600    AT&T Corp.                                                     336,600
                                                                      ----------
          Computer Systems: 1.2%
 3,600    Digital Equipment                                              127,577
 5,800    Seagate Technology                                             204,088
                                                                      ----------
                                                                         331,665
                                                                      ----------
          Construction: 0.6%
 2,800    Fluor Corp.                                                    154,525
                                                                      ----------
          Consumer Products: 3.5%
11,600    Anheuser Busch Co.                                             486,475
 6,100    Eastman Kodak Co.                                              468,175
                                                                      ----------
                                                                         954,650
                                                                      ----------
                 See Accompanying Notes to Financial Statements
                  Pilgrim America Masters LargeCap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------
                                                                         Market
Shares                                                                   Value
------                                                                   -----
         Defense: 3.1%
 5,000   Lockheed Martin Corp.                                        $  517,813
 6,500   Raytheon Co.                                                    331,500
                                                                      ----------
                                                                         849,313
                                                                      ----------
         Drugs: 1.2%
 2,200   Bristol Myers Squibb Co.                                        178,200
 1,800   Georgia Pacific Corp.                                           153,675
                                                                      ----------
                                                                         331,875
                                                                      ----------
         Electrical Equipment: 1.7%
10,900   Amp, Inc.                                                       455,075
                                                                      ----------
         Entertainment: 1.1%
10,400   Viacom, Inc.                                                    312,000
                                                                      ----------
         Financial: 0.9%
 5,600   Morgan Stanley, Dean Witter, Discover & Co.                     241,153
                                                                      ----------
         Foods: 2.7%
26,025   Archer-Daniels-Midland                                          611,588
 1,200   CPC International, Inc.                                         110,775
                                                                      ----------
                                                                         722,363
                                                                      ----------
         Healthcare: 2.4%
 3,500   American Home Products                                          267,750
10,300   Humana, Inc.                                                    238,188
 2,800   United Healthcare Corp.                                         145,600
                                                                      ----------
                                                                         651,538
                                                                      ----------
         Hospitals: 2.9%
19,950   Columbia/HCA Healthcare Corp.                                   784,284
                                                                      ----------
         Insurance: 8.0%
 4,600   Aetna Life & Casualty Co.                                       470,925
 7,500   Allstate Corp.                                                  547,500
 7,400   Chubb Corp.                                                     494,875
 3,700   General Re Corp.                                                673,400
                                                                      ----------
                                                                       2,186,700
                                                                      ----------
         Insurance Life: 1.7%
 7,000   American General Corp.                                          334,250
 2,800   Unum Corp.                                                      117,600
                                                                      ----------
                                                                         451,850
                                                                      ---------
         Machinery & Equipment: 1.1%
 7,900   Baker Hughes Inc.                                               305,631
                                                                      ----------
         Manufacturing: 1.3%
 4,300   AlliedSignal, Inc.                                              361,200
                                                                      ----------

                 See Accompanying Notes to Financial Statements

                  Pilgrim America Masters LargeCap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------
                                                                        Market
Shares                                                                  Value
------                                                                  -----
         Metals & Minerals: 1.5%
 5,600   Aluminum Company of America                                  $  422,100
                                                                      ----------
         Mines & Minerals: 1.8%
12,400   Newmont Mining Corp.                                            483,600
                                                                      ----------
         Miscellaneous: 1.6%
 4,300   Loews Corp.                                                     430,538
                                                                      ----------
         Natural Gas Pipeline: 1.8%
11,800   Enron                                                           481,588
                                                                      ----------
         Natural Resources: 1.6%
11,300   Unolocal                                                        438,581
                                                                      ----------
         Office Equipment, Products & Services: 1.9%
 6,600   Xerox Corp.                                                     520,575
                                                                      ----------
         Office Products & Services: 3.9%
 3,500   Hewlett Packard                                                 196,000
 9,600   International Business Machines                                 865,800
                                                                      ----------
                                                                       1,061,800
                                                                      ----------
         Oil & Gas: 8.2%
 6,400   Amerada Hess Corp.                                              355,600
 3,200   Atlantic Richfield                                              225,600
 4,700   Burlington Resources                                            207,388
10,500   Dresser Industries Inc.                                         391,125
21,600   Occidental Petroleum Corp.                                      541,350
 2,200   Tenneco Inc.                                                     99,413
 1,100   Texaco, Inc.                                                    119,625
11,300   Union Pacific Resources Group, Inc.                             281,088
                                                                      ----------
                                                                       2,221,189
                                                                      ----------
         Paper and Forest Products: 3.2%
 5,600   Champion International Corp.                                    309,400
 7,100   James River Corp. of Virginia                                   262,700
 6,000   Kimberly-Clark Corp.                                            298,500
                                                                      ----------
                                                                         870,600
                                                                      ----------
         Pollution Control: 1.1%
 9,400   Waste Management Inc.                                           301,975
                                                                      ----------
         Publishing: 0.4%
 1,200   Gannett                                                         118,500
                                                                      ----------

         Railways: 3.9%
 5,400   Burlington Northern S.F.                                        485,325
10,600   CSX Corp.                                                       588,300
                                                                      ----------
                                                                       1,073,625
                                                                      ----------

                 See Accompanying Notes to Financial Statements

                  Pilgrim America Masters LargeCap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of June 30, 1997
--------------------------------------------------------------------------------
                                                                         Market
  Shares                                                                 Value
  ------                                                                 -----
             Retail: 7.4%
 12,500      Dillard Department Stores, Inc.                         $   432,813
 10,900      Federated Department Stores, Inc.                           378,775
  9,200      The Gap Inc.                                                357,650
  7,600      May Department Stores Co.                                   359,100
  9,400      Sears, Roebuck and Co.                                      505,250
                                                                     -----------
                                                                       2,033,588
                                                                     -----------
             Supermarket: 1.4%
 10,400      Albertson's, Inc.                                           379,600
                                                                     -----------
             Technology: 0.7%
  3,300      Rockwell                                                    194,700
                                                                     -----------
             Utilities: 4.5%
  9,200      Nynex Corp.                                                 530,150
  4,700      SBC Corp.                                                   290,800
 12,200      Texas Utilities                                             420,138
                                                                     -----------
                                                                       1,241,088
                                                                     -----------
                   Total Common Stocks (Cost $23,558,068)             26,337,966
                                                                     -----------

                          SHORT-TERM INVESTMENTS: 2.8%

Principal
  Amount                                                                                       Value
  ------                                                                                       -----
             Commerical Paper: 2.8%
$770,000     Merrill Lynch Commercial Paper, 6.22% due 07/01/97                             $   770,000
                                                                                            -----------
                   Total Short-Term Investments (Cost $770,000)                                 770,000
                                                                                            -----------
             Total Investments in Securities (Cost $24,328,068)*                99.3%        27,107,966
             Cash and Other Assets in Excess of Liabilities-Net                  0.7            183,033
                                                                               -----        -----------
                    Total Net Assets                                           100.0%       $27,290,999
                                                                               =====        ===========
(a)  Non-income producing security
     ADR -  American  Depository  Receipt

* Cost for federal income tax purposes is $24,383,767. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                                                      $2,943,051
          Gross Unrealized Depreciation                                                        (218,852)
                                                                                             ----------
               Net Unrealized Appreciation                                                   $2,724,199
                                                                                             ==========

                 See Accompanying Notes to Financial Statements

                         Pilgrim America Masters Series
--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends declared during the tax year ended June 30, 1997 were as follows:

                                     Asia-Pacific       MidCap        LargeCap
          Per Share Data:             Equity Fund     Value Fund     Value Fund
          ---------------             -----------     ----------     ----------
Ordinary Income:
Class A                                $   --          $0.0667        $0.0544
Class B                                    --           0.0484         0.0038
Class M                                    --           0.0626         0.0082
Short-term capital gains(a)*               --           0.1096         0.2224
Long-term capital gains(a)                 --           0.0047         0.0155
Tax return of capital:
Class A                                 0.0160
Class B                                    --
Class M                                 0.0023

------------
(a) Amounts apply to all classes
* Taxable as ordinary income

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. The percentage of the Funds' fiscal year 1997 net investment income dividends that qualify for the corporate dividend received deductions is 0.66%, 94.84% and 97.54% for Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund, respectively.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds. In January 1998, shareholders, excluding corporate shareholders, will received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 1997.

                                Pilgrim America
                                     Funds

                               INVESTMENT MANAGER

                       Pilgrim America Investments, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                                  DISTRIBUTION

                        Pilgrim America Securities, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 1-800-334-3444

                          SHAREHOLDER SERVICING AGENT

                          Pilgrim America Group, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 1-800-331-1080

                                 TRANSFER AGENT

                               DST Systems, Inc.
                                P.O. Box 419541
                          Kansas City, Missouri 64141

                                   CUSTODIAN

                       Investors Fiduciary Trust Company
                              127 West 10th Street
                                   14th Floor
                          Kansas City, Missouri 64105

                                 LEGAL COUNSEL

                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C 20005


                              INDEPENDENT AUDITORS

                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

          Two Renaissance Square, 40 North Central Avenue, Suite 1200,
                             Phoenix, Arizona 85004
                                 1-800-331-1080

                             Pilgrim America Funds

                             Pilgrim America Funds

                                 MASTERS SERIES
                                 --------------

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                  ELITE SERIES
                                  ------------

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund

                                Pilgrim America
                                     Funds

  "Our goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling PILGRIM AMERICA SECURITIES, INC. DISTRIBUTOR at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                              21-SS-071797 082997